EXHIBIT 99.15

SOFTWARE LICENSE AGREEMENT

                         This Software License Agreement (the "Agreement"), dated as of December 29, 2004 (the "Effective Date"), is entered by and between Inland Computer Services, Inc., an Illinois corporation ("Licensor"), and Inland Retail Real Estate Trust, Inc., a Maryland corporation ("Licensee").

                         WHEREAS, Licensor is the owner of certain software described in Attachment 1 (the "Owned Software") and is the licensee of certain software described in Attachment 1 (the "Third Party Software," and together with the Owned Software, the "Software");

                         WHEREAS, Licensor has used the Software at the request and for the benefit of Licensee and/or its Affiliates (as defined herein) in connection with the Real Estate Business; and

                         WHEREAS, Licensee is desirous of using the Software in connection with the Real Estate Business, and Licensor is willing to license such use of the Software, subject to the terms and conditions set forth in this Agreement.

                         NOW, THEREFORE, in consideration of the mutual promises and obligations set forth below, the parties, intending to be bound, agree to the foregoing and as follows:

I.            Definitions.

              "Affiliate" shall mean, except as otherwise provided herein, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such Person. For the purposes of this definition, "control" (including, with correlative meaning, the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person through the ownership of voting securities, by contract or otherwise. With respect to Licensee, any entity representing a joint venture or similar arrangement in which Licensee, or an entity controlled by Licensee, is the general partner or managing member shall be deemed to be an "Affiliate."

                "Change of Control Event" shall mean the occurrence of one or more of the following:

a)

Any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Licensee to any person or group of related persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended; provided, however, that any sale, lease, exchange or transfer to (including, without limitation, any merger or other business combination with or into) any of the following shall not constitute a Change of Control: (i) any Affiliate controlled by Licensee, (ii) Inland Real Estate Corporation, (iii) Inland Western Retail Real Estate Trust, Inc., (iv) Inland American Real Estate Trust, Inc., (v) The Inland Group, Inc., or (vi) any Affiliate controlled by any of the persons or entity listed in clauses (i) through (v) above (all of the persons or entity described in clauses (i) through (vi) above to be hereinafter sometimes referred to as the "Inland Companies");

b)	The approval by the holders of the outstanding shares of Licensee of any plan or proposal for the liquidation or dissolution of Licensee;

c)

Any person or group of related persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (other than any one or more of the Inland Companies) shall become the owner, directly or indirectly, beneficially or of record, of shares of Licensee representing more than twenty-five percent (25%) of the aggregate ordinary voting power represented by the issued and outstanding common shares of Licensee; or

d)

Following any change in the composition of the board of directors of Licensee, a majority of the board of directors of Licensee are not a combination of either (i) members of the board of directors of Licensee as of the date hereof, or (ii) members of the board of directors of Licensee whose nomination for election or election to the board of directors of Licensee has been recommended, approved or ratified by at least eighty percent (80%) of the board of directors of Licensee then in office who were either members of the board of directors of Licensee as of the date hereof or whose election as a member of the board of directors of Licensee was previously so approved pursuant to this clause (ii).

                   "Person" shall mean an individual, a corporation, a limited liability company, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                    "Real Estate Business" shall mean (i) any business activities conducted by Licensee so long as Licensee remains qualified as a "real estate investment trust" under Section 856 the Internal Revenue Code of 1986, as amended, and (ii) such business as is consistent with and limited to the description of the business of Licensee contained in the prospectus forming a part of the Registration Statement on Form S-11 (No. 333-50822), as amended, filed by Licensee with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

II          GRANT.

            A.       Owned Software. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a non-exclusive, royalty-free, irrevocable (except as set forth in Article VIII below) right and license to use and copy the Owned Software, in object code format, solely in connection with the Real Estate Business.

            B.       Third Party Software. Subject to the terms and conditions of this Agreement and any applicable third party license, Licensor hereby grants to Licensee a non-exclusive, royalty-free, right and license to use the Third Party Software, solely in connection with the Real Estate Business. The Third Party Software may be used in whatever form and in whatever jurisdiction is permitted by the terms of applicable license to the Licensor. The foregoing license shall otherwise be co-extensive with the rights of the Licensor, including any restrictions of Licensor, under the applicable license; provided that upon request from Licensee, Licensor shall provide a copy of each applicable license to the extent permitted in the applicable license subject to any confidentiality restrictions. Licensee shall pay all fees and expenses of obtaining consents or new licenses with respect to Third Party Software to provide the license to Licensee hereunder.

            C.       Sublicenses. Licensee shall be permitted to sub-license the Software, subject to the terms and conditions of this Agreement and any applicable third party license (1) to any direct or indirect wholly-owned Affiliate of Licensee (for so long as such party remains a wholly-owned Affiliate during the sublicense), (2) with the prior written consent of Licensor (which shall not be unreasonably conditioned, withheld or delayed), to any Affiliate of Licensee (for so long as such party remains an Affiliate during the sublicense) other than a direct or indirect wholly-owned Affiliate of Licensee and (3) with the prior written consent of Licensor (in its sole discretion), to any person or entity that is not an Affiliate of Licensee (collectively, "Sublicensees"). Upon Licensor's request from time to time, Licensee shall deliver to Licensor a list of all Sublicensees. Use of the Software by each Sublicensee shall, and Licensee shall cause each Sublicensee to, comply with the terms and conditions of this Agreement. Licensee shall be responsible for each Sublicensee's use of the Software and, as such, Licensee shall be deemed to be in breach of this Agreement to the extent the actions of a Sublicensee would constitute a breach of this Agreement (subject to any and all cure periods granted herein).

III.        RESTRICTIONS.

            A.       Title. Subject to the licensed uses granted to Licensee hereunder, as between the parties hereto all right, title and interest in and to the Software is and at all times shall remain the sole and exclusive property of Licensor or its licensors. All rights not specifically granted to Licensee hereunder shall remain with Licensor or its licensors.

            B.       Sublicensing. Licensee shall not rent, lease, lend, sell, sublicense (except as expressly permitted in Article II), distribute, furnish, assign or otherwise transfer the Software to or use the Software for the benefit of any third party including, without limitation, use of the Software in any outsourcing, timesharing or service bureau arrangement. Licensee shall not modify, alter, adapt, translate, reverse engineer, decompile, disassemble or create any derivative works based on the Software.

            C.       Proprietary Notices. Licensee shall not remove, obscure, alter or tamper with any copyright notice, trademarks or other proprietary notices affixed to or contained within the Software.

IV.         SOFTWARE MEDIA AND TECHNICAL INFORMATION.

               Subject to the third party licenses, Licensor shall provide Licensee, at no charge, with (A) the object code version of the Software in CD or other mutually agreed media form, (B) manuals and user guides to allow usage of the Software (including upgrades and Licensor Improvements) consistent with the license granted herein and (C) reasonable access to the Owned Software source code (as described in subparagraph C of Article V). Licensee shall have the right as part of the license granted herein to make as many additional copies of the materials provided pursuant to clauses (A) and (B) of the foregoing sentence for its and its Sublicensees own internal use as it may reasonably determine.

V.          UPDATES, ENHANCEMENTS, SUPPORT, MAINTENANCE AND
               IMPROVEMENTS.

              A.          Licensor Updates and Enhancements. For so long as Licensee is receiving services from Licensor under the Computer Services Agreement, dated as of the date hereof, by and between Licensee and Licensor (the "Services Agreement"), Licensee shall receive all improvements, updates, upgrades, enhancements, modifications or redesigns to and new versions of the Owned Software applicable to the Real Estate Business and that are provided to any other Affiliates of Licensor (collectively, the "Licensor Improvements"), and such Licensor Improvements shall become subject to the terms of this Agreement. Upon request of Licensee, Licensor may, but shall not be obligated to, maintain and make improvements to the Owned Software for compensation to be agreed upon by Licensee and Licensor; provided, however, any such improvements shall be considered Software hereunder.

              B.          Support and Maintenance. For so long as Licensee is receiving services from Licensor under the Services Agreement, Licensee shall be entitled to all support and maintenance with respect to the Third Party Software as provided to Licensor under the applicable license to the Licensor consistent with such applicable license.

              C.          Source Code. Upon request of Licensee, and solely for purposes of enabling Licensee to maintain or improve the Owned Software, Licensor shall make the source code of the Owned Software available to Licensee or a third party or parties to be designated by Licensee, subject to such commercially reasonable limitations and restrictions as Licensor deems necessary or appropriate.

              D.          Licensee Improvements. Any improvements, modifications, redesigns or changes to the Software made by or on behalf of Licensee or otherwise, or any new software developed by or on behalf of Licensee or otherwise that is based on, derived from or related to the Software (collectively, the "Licensee Improvements") shall be and remain the property of Licensor and shall be deemed Software hereunder. Licensee shall provide Licensor with all source code, object code and documentation for any and all such Improvements within a reasonable period of time after their creation. Licensee shall and shall ensure that any third parties that create Licensee Improvements assign any and all rights in and to such Licensee Improvements, without further consideration, to Licensor within a reasonable period of time after their creation.

vi          Warranties.

              A.          Representations, Warranties and Covenants of Licensor.

                           1.          Licensor represents and warrants that it has all necessary authority to enter into this Agreement and to grant the rights and license provided herein, and that the execution, delivery or performance of this Agreement will not violate or cause a default under any agreement by which the Licensor is bound. Licensor has no knowledge that the Software or the use thereof infringes the intellectual property rights of any third party.

                           2.          Licensor owns title to the Owned Software and, to Licensor's knowledge, Licensor has valid license to the Third Party Software, in each case, free and clear of any and all liens, encumbrances, options and restrictions of every kind and description, except for any liens, encumbrances, options and restrictions that do not and will not significantly affect Licensee's and/or its Affiliates' use and enjoyment of the Software as contemplated by this Agreement. Licensor has not granted to any Person any rights to use or enjoy the Software which would have a material and adverse effect on Licensee's or its Sublicensees' use of the Software as contemplated by this Agreement. Licensor has received no notice of, and has no knowledge of, any claims (A) alleging that the Software infringe upon or otherwise violate any third party's intellectual property, or (B) challenging the validity, ownership, use, enforceability, registerability and/or licensing of any of the Software.

                           3.          Neither the entering into of this Agreement nor the granting of the licenses and rights hereunder by Licensor shall constitute or result in a violation or breach by Licensor of any judgment, order, writ, injunction or decree issued against or imposed upon it, or will result in a violation by Licensor of any applicable law, order, rule or regulation of any governmental authority which would have a material and adverse effect on Licensee's or its Sublicensees' use of the Software as contemplated by this Agreement. There are no actions, suits, litigation, proceedings or, to the knowledge of Licensor, investigations pending in any court or before or by any federal, district, country, or municipal department, commission, board, bureau, agency or other governmental instrumentality, against Licensor or involving the Owned Software, or to the best of Licensor's knowledge threatened against Licensor or the Owned Software, which (A) if adversely determined could prevent, restrict or limit the granting of the licenses and other rights herein granted or Licensee's or its Sublicensees' use and enjoyment of the Owned Software as contemplated by this Agreement, (B) challenge or question the validity, ownership, use, enforceability, registerability and/or licensing of the Owned Software, (C) challenge or question the validity or enforceability of this agreement or any action taken by Licensor pursuant to this Agreement, or (D) affects the Owned Software. No approval, consent, order or authorization of, or designation, registration or filing with any governmental authority, agent or entity is required in connection with the due and valid execution and delivery of this Agreement by Licensor or Licensor's performance under this Agreement.

                           4.          To Licensor's knowledge, the Owned Software will be free, at the time of receipt by Licensee, of any computer virus, software locks or other such unauthorized code. Unauthorized code includes harmful programs or data incorporated into the Owned Software which destroys, erases, damages or otherwise disrupts the normal operation of the Owned Software or other programs, hardware or systems utilized by Licensee. Unauthorized code also includes any mechanism, such as password checking, CPU serial number checking or time dependency, that could hinder Licensee's freedom to fully exercise its rights under this Agreement.

                           5.          Licensor shall notify Licensee promptly if Licensor becomes aware of any event, circumstance, transaction or occurrence that would make any of the representations or warranties of Licensor contained in this Agreement not true in any respect.

                           6.          Except as set forth in Article XI.B hereof, Licensor agrees that it shall (A) vigorously challenge and defend any and all suits, causes of action and other claims of third parties in regards to the validity, ownership, use, enforceability, registerability and/or licensing of any of the Owned Software, and (2) pursue any and all actions in regards to any actual or potential misuse or misappropriation of, or any actual or potential infringement of, the Owned Software.

              B.       Pass-Through. To the extent consistent with Licensor's licenses with third parties, Licensor hereby assigns, and shall assign, to Licensee all warranties, representations and indemnities granted to Licensor by third parties in the applicable licenses to the Third Party Software, and all remedies of breach of such warranties, representations and indemnities. Licensor shall use commercially reasonable efforts, consistent with past practice, to enforce the terms and conditions of the applicable licenses to the Third Party Software as against the respective licensors with respect to its remedies under such licenses.

              C.      Representations, Warranties and Covenants of the Licensee.

                       1.           Licensee represents and warrants that it has all the necessary authority to enter into and perform its obligations under this Agreement. Licensee represents and warrants that the execution, delivery or performance of this Agreement will not violate or cause a default under any agreement by which Licensee is bound.

                       2.           Licensee shall notify Licensor promptly if Licensee becomes aware of any event, circumstance, transaction or occurrence that would make any of the representations or warranties of Licensee contained in this Agreement not true in any respect.

            D         DISCLAIMER OF WARRANTIES. LICENSOR HEREBY DISCLAIMS WITH RESPECT TO THE SOFTWARE WARRANTIES, DUTIES OR CONDITIONS OF OR RELATED TO MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. EXCEPT AS SET FORTH IN THIS ARTICLE VI, THE ENTIRE RISK AS TO THE QUALITY, OR ARISING OUT OF THE USE OR PERFORMANCE OF THE SOFTWARE (INCLUDING ANY DECISIONS MADE OR ACTIONS TAKEN BASED ON INFORMATION OBTAINED USING THE SOFTWARE), REMAINS WITH LICENSEE.

VII.      PROTECTION OF SOFTWARE.

              In the event that Licensee learns that a third party is infringing or threatens to infringe Licensor's intellectual property rights in the Software, it shall promptly notify the Licensor, and Licensor shall take such steps to enforce its rights in the Software against such infringement as Licensor shall determine appropriate, in its sole and exclusive discretion. Licensee agrees to cooperate with Licensor and to provide reasonable support to Licensor in such effort.

VIII     TERM AND TERMINATION.

             A.          Term. Subject to the termination provisions provided in this Article VIII, this Agreement shall continue for a period of five (5) years from the Effective Date (the "License Term"); provided that the License Term shall be automatically renewed for consecutive one (1) year terms unless either party provides written notice of termination not less than one hundred and eighty (180) days prior to the expiration of such License Term (or, if applicable, such previous renewal).

             B.          Termination: Breach. If Licensor reasonably determines that Licensee, or any Sublicensee, has materially breached any covenant or condition or agreement to be performed or observed by Licensee hereunder or is materially in breach of any representation contained herein, Licensor shall provide written notice of breach to Licensee, which notice shall provide reasonable detail as to the nature of the breach. If Licensee fails to cure such breach within thirty (30) days from receipt of such notice, or such longer period as the parties mutually agree, Licensor may immediately terminate this Agreement.

             C.          Transition: Change of Control Event. In the case of a Change of Control Event, Licensor shall have the right to terminate this Agreement upon thirty (30) days written notice to Licensee.

             D.          Transition Period. Upon termination of this Agreement pursuant to Subparagraph A or Subparagraph C, Licensor shall provide Licensee with a reasonable opportunity to transition from its use of the Software to any other software as Licensee deems appropriate, which transition period shall be not more than ninety (90) days from the date of termination of this Agreement (the "Transition Period"). During the Transition Period, Licensor agrees not to pursue any claims of infringement against Licensee for its continued use of the Software, provided that Licensee (and any Sublicensees) are otherwise in compliance with the surviving terms of this Agreement.

             E.          Obligations on Termination. Any termination of this Agreement, or any portion thereof, shall not impair any other accrued rights or remedies of either Licensor or Licensee or any Sublicensee. Upon termination of this Agreement, or any portion thereof, with respect to the Third Party Software and/or the Owned Software, or upon the expiration of the Transition Period, if applicable, Licensee and its Affiliates shall immediately cease and desist from using the Third Party Software and/or Owned Software, as applicable, and all right, title and interest that Licensee or any Sublicensee may have in the Third Party Software and/or Owned Software, as applicable, shall vest in Licensor immediately and automatically, without the need of further action.

IX.       CONFIDENTIALITY.

             The Software, including its existence and features, documentation and related information are proprietary and confidential information to Licensor or its licensors. Except as specifically provided in this Agreement, Licensee agrees not to disclose or provide the Software, documentation or any related information (including the Software features or the results of use, testing or benchmarks of the Software) to any third party without the express prior written consent of Licensor. However, Licensee may disclose confidential information in accordance with judicial or other governmental order, provided Licensee shall give Licensor reasonable written notice prior to such disclosure and shall comply with any applicable protective order or equivalent. Further, Licensee shall not be liable to Licensor for disclosure of information which Licensee can prove: (A) is already known to Licensee without an obligation to maintain the same as confidential; (B) becomes publicly known through no wrongful act of Licensee; (C) is rightfully received from a third party without breach of an obligation of confidentiality owed to Licensor; or (D) is independently developed by Licensee. Licensee promptly shall notify Licensor of any unauthorized disclosure, distribution, dissemination or misappropriation of the confidential information or any unauthorized use of the Software.

X.         EQUITABLE RELIEF AND MONETARY DAMANGES.

             Each party hereto recognizes and acknowledges that a breach by the other party to this Agreement will cause irreparable damage to the non-breaching party which cannot be readily remedied in monetary damages in an action at law. In the event of any default or breach by either party, the non-breaching party shall be entitled to seek immediate injunctive relief to prevent such irreparable harm or loss in addition to any other remedies available. Nothing herein shall limit a non-breaching party's right to seek monetary damages with respect to a breach.

XI.       INDEMNIFICATION.

             A.          By Licensor. Licensor shall, at its own expense, defend, indemnify, and hold harmless Licensee and its directors, officers, employees, agents, successors and assigns (the "Licensee Indemnified Parties") from and against any and all claims, demands, losses, damages or liabilities ("Damages") incurred by any Licensee Indemnified Party as a result of any action, suit, proceeding, demand, assessment or judgment which, if true would constitute a breach of Licensor's obligations hereunder.

             B.          By Licensee. Licensee shall, at its own expense, defend, indemnify, and hold harmless Licensor and its directors, officers, employees, agents, successors and assigns (the "Licensor Indemnified Parties") from and against any and all Damages incurred by any Licensor Indemnified Party as a result of any action, suit, proceeding, demand, assessment or judgment which, if true would constitute a breach of Licensee's obligations hereunder.

XII.        [RESERVED].

XIII.    MISCELLANEOUS.

             A.          No Construction Against Drafter. The parties agree that any principle of construction or rule of law that provides that an agreement shall be construed against the drafter of the agreement in the event of any inconsistency or ambiguity in such agreement shall not apply to the terms and conditions of this Agreement.

             B.          Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns, if any, of each party hereto.

             C.          Governing Law; Jurisdiction. This agreement shall be subject to and governed by the internal laws of the State of Illinois and the United States of America, without regard to principles of choice of law. The parties each agree that all disputes arising hereunder shall be tried in the federal and state courts located in Cook County, State of Illinois, and each party hereby agrees to submit to the exclusive jurisdiction of such courts.

             D.          Waiver. Either party's failure to exercise any right under this Agreement shall not constitute a waiver of any other terms or conditions of this Agreement with respect to any other or subsequent breach, nor a waiver by such party of its right at any time thereafter to require exact and strict compliance with the terms of this Agreement.

             E.          Independent Contractor. The parties acknowledge and agree that they are dealing with each other hereunder as independent contractors. Nothing contained in the Agreement shall be interpreted as constituting either party the joint venturer or partner of the other party or as conferring upon either party the power or authority to bind the other party in any transaction with third parties.

             F.          Entire Agreement. This Agreement, including the exhibits and attachments hereto, and the Merger Agreement (as defined below) and the Ancillary Agreements (as defined in the Merger Agreement), each of which are hereto incorporated by reference herein, constitute the entire agreement between the parties and contain all of the terms and conditions of the agreement between the parties with respect to the subject matter hereof and this Agreement supersedes any and all other agreements, whether oral or written, between the parties hereto with respect to the subject matter hereof. No change or modification of this Agreement shall be valid unless the same shall be in writing and signed by the parties hereto.

             G.          Severability. If any provisions of this Agreement, or the application of any such provisions to parties hereto, shall be held by a court of competent jurisdiction to be unlawful or unenforceable, the remaining provisions of this Agreement shall nevertheless be valid, enforceable and shall remain in full force and effect, and shall not be affected, impaired or invalidated in any manner.

             H.          Headings. The headings in this Agreement are inserted for convenience only and are not to be considered in the interpretation or construction of the provisions hereof.

             I.          Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered: (1) when delivered personally or by commercial messenger; (2) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery; (3) when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

LICENSOR: The Inland Real Estate Group Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attn: Robert H. Baum, General Counsel	LICENSEE: Inland Retail Real Estate Trust, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attn: Barry Lazarus

With a copy to: Inland Retail Real Estate Trust, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attention: Michael Moran

            A party's addresses for notice may be changed from time to time by notice given to the other party in the manner herein provided for giving notice.

             J.          Further Assurance. Each party to this Agreement agrees to execute and deliver any and all documents, and to perform any and all further acts that may be reasonably necessary to carry out the provisions of this Agreement and the transactions contemplated hereby.

             KI.          Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

             L.          Assignment. Licensor may, in its sole discretion, assign this Agreement to another Person; provided that such Person also assume all of Licensor's obligations under the Services Agreement. Licensee shall be entitled to assign this Agreement to another Person only upon the prior written consent of Licensor.

             M.          Arbitration. All disputes under this Agreement shall be governed by the arbitration provisions set forth in Section 10.4 of that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 10, 2004, by and among, Licensee, certain wholly-owned subsidiaries of Licensee, Inland Retail Real Estate Advisory Services, Inc., Inland Southern Management Corp., Inland Southeast Management Corp., Inland Mid-Atlantic Management Corp., Inland Real Estate Investment Corporation, Daniel Goodwin, not personally, but solely as agent for the Manager Shareholders (as defined in the Merger Agreement), and Licensor. For purposes of this Agreement, the arbitration provisions of the Merger Agreement shall be deemed to survive for the Term of this Agreement and, if applicable, any Transition Period.

            WHEREAS, the parties have caused this Agreement to be duly executed as of the date set forth above.

THE INLAND COMPUTER SERVICES, INC., an Illinois corporation By: /s/ Rodney K. Huddleston Name: Rodney K. Huddleston Title: President
Inland Retail Real Estate TRUST, INC., a Maryland corporation By: /s/ Barry L. Lazarus Name: Barry L. Lazarus Title: President

ATTACHMENT 1
SOFTWARE

1.               Owned Software

System	Major Functions
Accounting	General Ledger, Accounts Payable, Accounts Receivable
Property Management	Tenant Billing and Receivables, Lease Tracking, Property Financials, Expense Recovery, Accounts Payable, General Ledger, Interface to Partner/REIT financials
Real Estate Investments

Investor Portfolio Tracking, Tax Reporting, Sales Tracking, Distributions, Commissions, Certificates, Confirmations, Interface to DST Fanmail, Historical Reporting, Asset Management and Performance Tracking.

Property Taxes	Record keeping and tax reduction
Web Sites	Marketing information, Database of Property Listings, Investor/REP REIT summary of shares and distributions (secure)

2.         Third Party Software

MS Windows 98 2nd Edition
MS Windows 2000
MS Windows XP
MS Office Standard (Excel, Outlook, PowerPoint, Word)
MS Office Professional (Access, Excel, Outlook, PowerPoint, Word)
Argus
Adobe Acrobat Standard
MS Streets & Trips
Alchemy
Smart Draw
FAS Best Accounting Software